Exhibit 99. (a) We have prepared a brief slide show to highlight our core portfolio operating performance, to review our capital accomplishments over the past year, and to update our on-going and future development activities. 1

Portfolio Composition (measured by Property Operating Income) 24.4% Shopping Centers 2018 – 75.6% / 2009 – 76.8% 75.6% Office/Mixed-Use 14.7% Washington DC / Baltimore 2018 – 85.3% / 2009 – 82.1% 85.3% Other While overall portfolio size has grown, our property type and geographic focus have remained consistent. Approximately 76% of our 2018 property operating income was generated by shopping centers, compared to approximately 77% ten years earlier. Approximately 24% of our 2018 property operating income is from office and mixed-use properties, compared to approximately 23% ten years earlier and given that our development pipeline is primarily focused on Washington, DC metropolitan area mixed-use properties, we expect an increasing percentage of our total property operating income to be generated by our mixed-use assets in future years. Approximately 85% of our 2018 property operating income was generated from the metropolitan Washington, DC market, up from 82% in 2009. 2

Portfolio Growth Operating properties - 29 to 56 (1994 – 2018) Leasable area - 5.3 million to 9.3 million square feet Property operating income – 5.9% compounded annual growth $171.6 M $160 $140 $120 $100 $80 $60 $40 $43.0 M $20 Property Operating Income (in millions) (in Income Operating Property $- Year When we first went public, we were a company of 29 properties containing 5.3 million square feet of retail and office space. As a result of core property redevelopment, supplemented with acquisitions and new developments, we now have 56 operating properties with 9.3 million square feet. Property operating income of $43 million in 1994 has increased to over $171 million in 2018, a 5.9% compounded annual growth rate over our 25 year history. 3

Core Shopping Center Operations • As of March 31, 2019, over 75% of shopping center property operating income from grocery-anchored, service oriented neighborhood centers • Overall retail leasing percentage at 96% Our core shopping center business continues to be grocery- anchored, service oriented neighborhood centers. Over 75% of our shopping center property operating income is produced by centers anchored by a grocery store. As of March 31, 2019, the overall leasing percentage of our 49 shopping centers is 96%, compared to 94.3% last year. 4

Retail Leasing Percentage 100.0% 94.8% 95.4% 96.0% 95.2% 95.1% 96.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% Average Leasing % 20.0% 10.0% 0.0% 2014 2015 2016 2017 2018 1st Q 2019 10 yr. Avg. = 94.3% Excludes impact of properties sold or removed from service Over the past five years, our retail leasing percentage has averaged 95.3%, compared to our 10 year average of 94.3%. We currently have only three vacant spaces that are individually in excess of 10,000 square feet (60,000 square feet in total). 5

Small Shop Leasing Percentage (in-line spaces < 10,000 SF) 100.0% 91.1% 91.2% 90.4% 91.0% 92.1% 92.6% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% Year-End Leasing % 30.0% 20.0% 10.0% 0.0% 2014 2015 2016 2017 2018 1Q 2019 10 yr. Avg. = 88.9% Small shop leasing has averaged 91.2% for the last five years, compared to a 10 year average of 88.9%. Recession year lows dropped to below 84% in 2011. Rental income of small shops is an important contributor to cash flow growth. While small shops comprise only 31% of our retail square footage, they contributed 49% of our retail annual base rent in 2018. 6

Tenant Renewal Percentage 100% 90% 82% 79% 78% 80% 75% 74% 76% 70% 60% 50% 40% 30% Average Leasing % 20% 10% 0% 2014 2015 2016 2017 2018 Q1 2019 10 yr. Avg. = 73% A significant contributor to property operating income growth is the percentage of tenants renewing their leases. A higher renewal percentage minimizes cash flow downtime which occurs during re-tenanting of space. The percentage of retail tenants renewing leases, as measured by expiring base rents, averaged over 76% in the past five years, and was a very strong 82% at the end of the first quarter of 2019. 7

Retail Rental Rate Change (Cash basis) 12.0% 9.0% 6.0% 3.9% 4.5% 3.0% 2.4% 3.0% 2.0% 1.3% 0.0% -3.0% -6.0% -9.0% -12.0% 2014 2015 2016 2017 2018 Q1 2019 10 yr. Avg. = 0.2% Also providing an enhancement to property operating income is the growth in rental rates. Over the past five years, retail rents on lease roll-overs have increased by an average of 2.9%. These rent increases largely result from continued high leasing percentage and stable to increasing tenant sales throughout the portfolio. 8

Property Operating Income (Retail same center) 6.0% 5.4% 4.4% 3.0% 3.0% 2.1% 0.4% 0.0% -1.1% -3.0% 2014 2015 2016 2017 2018 Q1 2019 10 yr. Avg. = 0.7% Our retail same center property operating income has averaged 2.0% annual growth over the past five years. 9

Significant Tenant Concentration Tenant Name # Locations Retail SF % % of 2018 Total Revenue Giant Food 10 7.6% 4.7% Capital One Bank * 16 0.7% 2.0% Safeway ** 7 4.4% 1.8% CVS 9 1.4% 1.8% Home Depot 2 3.9% 1.5% Publix 6 3.9% 1.5% Harris Teeter 4 2.5% 1.4% Lowes Home Center 2 3.3% 1.4% BJ’s Wholesale Club 1 1.5% 0.8% Burlington Coat 2 1.9% 0.7% Factory Totals 59 31.1% 17.6% * Retail locations only ** 2 of our 7 Safeway locations are subleased to other grocers Our portfolio’s diverse retail tenant base minimizes the Company’s exposure to any one tenant’s credit. Our top 10 retail tenants comprise less than 18% of total company revenue. Only Giant Food individually accounted for more than 2% of our total revenue during 2018. 10

Repositioning Capital One Bank Branch Closings • 7 branches totaling 22,000 total SF closed since 2016 • Re-tenanted at 5.1% higher rents We have all read a lot about store closures and competition from Amazon and others in the retail world. The next few slides talk about how we have been affected and what we have done. Focusing more on its on-line banking and credit card services, Capital One continues to close physical branches. As a result, revenue from Capital One branches, as of March 31, 2019, comprised 1.5% of our total company revenue, down from 2.0% during 2018. Over the past two years, we have successfully re-leased, or have space under letter of intent, for six former Capital One branches. One closed branch remains under lease and is paying rent. New tenants include JP Morgan Chase, National Tire and Battery, and restaurant chains. New cash base rents average 5.1% higher than expiring rents, with less than $1 million of cash invested, net of termination fees, to re-tenant the spaces. 11

Grocery Store Re-leasing • 4 grocery stores closed since 2016 • All 224,000 square feet have been re-tenanted at 11% higher rents Since early 2016, two of our Safeway stores closed, and during 2019, our leases with Super H at Fairfax and Shoppers Food Warehouse at Seven Corners are expiring. We have executed leases for all 224,000 square feet of these spaces with Global Food, ALDI, Giant Food, LA Fitness and a new California-based grocery market entrant, 99 Ranch. Even with the competitive market for the re-leasing of shopping center anchor spaces, cash rental rates improved by 11%, and a 6% return on cash invested, net of termination fees is expected. 12

Repositioning of Radio Shack Spaces • 7 leases • 15,900 square feet After a 2015 Radio Shack bankruptcy filing, our seven locations were successfully repositioned. Radio Shack then represented less than 0.3% of our total base rent. Four of the seven leases were sold to a Sprint partnership and are still currently leased under the surviving Sprint/Radio Shack format. The other three locations were re-leased to tenants at 4.0% higher base rents than previous base rents. 13

Recent Shop Tenant Exposure Payless Shoe Source Mattress Firm / Sleepy’s • 5 leases • 5 leases • 15,600 square feet • 21,670 square feet • 0.2% of 2018 total base rent • 0.3% of 2018 total base rent Similar situations currently exist with the 2018 Mattress Firm bankruptcy filing and the 2019 Payless bankruptcy filing. Each of these tenants have leases at five of our centers, accounting for 0.3% or less of total base rent. While we will experience annual rent roll-down of $90,000 with Mattress Firm, four of the five locations have already been either assumed or re-leased to other tenants. Payless is currently shuttering all of its US locations. As of March 31, 2019, only 1 of the Payless stores in our portfolio has closed, with the balance scheduled for late Spring 2019 closures. These spaces are currently being marketed. 14

Office/Mixed-Use Portfolio Park Van Ness, Washington, DC Clarendon Center, Arlington, Virginia Park Van Ness, which delivered in 2016, is Saul Centers’ second urban Metro oriented development project, following our successful Clarendon Center which delivered in 2010. With the addition of our third major mixed-use project, currently under construction at 750 N. Glebe Road in Arlington, Virginia, we expect this portion of our portfolio to grow to over 1.3 million square feet and to include over 1,000 luxury residential units. 15

Office / Mixed-Use Leasing Percentage (commercial space only) 100.0% 91.4% 91.0% 91.0% 93.5% 93.0% 92.2% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% Average Leasing % 20.0% 10.0% 0.0% 2014 2015 2016 2017 2018 Q1 2019 10 yr. Avg. = 89.7% Excludes impact of properties sold or removed from service The commercial leasing percentage in our office/mixed-use portfolio has averaged 92% over the past 5 years compared to the 10 yr. average of 89.7%. This compares favorably to an overall Washington, DC Metropolitan area leasing percentage of 83%, as reported by CBRE as of March 31, 2019. 16

Residential Leasing Percentage (Stabilized Properties) 98.9% 98.1% 100.0% 97.8% 96.7% 96.7% 95.9% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% Average Leasing % 20.0% 10.0% 0.0% 2014 * 2015 * 2016 * 2017 * 2018 Q1 2019 * Clarendon only. Park Van Ness was in lease-up during 2016, stabilizing in June 2017. Our two residential properties, totaling 515 apartment units, have an average leasing percentage of 97.2% over the past five years. The first quarter averaged 98% leased. 17

Funds From Operations (FFO) & Dividends
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2.80
1.56
2.95
1.69
3.03
1.84
3.18
2.04
3.11
2.08
0.84
0.53
2014
2015
2016
2017
* 2018
1st Q 2019
FFO / share
Dividend / share
* Net of extinguishment costs of redemption of preferred shares ($0.08 negative impact)
Saul Centers

FFO has increased from $2.80 per share in 2014 to $3.11 per share in 2018. This represents a 5.6% compounded annual increase since 2013.

We have raised the dividend annually every year since 2013. We most recently increased the dividend in January 2019, by 1.9%, to the current annualized rate of $2.12 per share, our historically highest level.

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Dividend as a % of FFO 100.0% 90.0% 80.0% 70.0% 64.2% 66.8% 60.7% 63.1% 60.0% 55.7% 57.0% 50.0% 40.0% 30.0% 20.0% Dividend Dividend Payout 10.0% 0.0% 2014 2015 2016 2017 2018 Q1 2019 Our dividend payout ratio has averaged what we believe is a very conservative 60.9% over the past five years, with the most recent quarter at 63.1%. This conservative payout policy allows us to retain operating cash flow to fund portions of our planned future acquisition, redevelopment and development activities, providing a source of capital for our future growth. 19

Recent Capital Transactions Six shopping center mortgages totaling $61.2 million were to mature in 2019 • Two were paid off and remain unsecured • Three were refinanced = $37 million in net proceeds • One $12 million maturity remains We entered the fourth quarter of 2018 with six loans totaling $61.2 million of debt maturing in 2019. As of March 31, 2019, two of these loans have been paid off, and remain part of our unencumbered pool of assets collateralizing our credit line borrowing. We refinanced three loans for $77 million at a weighted average interest rate of 4.56%, paying off $40 million @ 5.85%. Only one $12 million maturity remains. 20

Mortgage Debt Maturities
Balloon Payment due at Maturity
In Millions
$300
$250
$200
$150
$100
$50
$0
$12
$62
$11
$37
$9
$67
$21
$136
$43
$35
$0
$170
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030 & Beyond
Year Debt Matures
Excludes $157 M Glebe Rd. construction loan, $38.5M balance - $92 M at maturity in 2035
Saul Centers

As a result of our recent financing activities, only $74 million of debt matures in 2019 and 2020.

Our remaining maturities are staggered through 2035, with less than $70 million maturing annually in nine of the next ten years. We believe this laddered maturity schedule greatly minimizes the risk associated with potential future capital market volatility.

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Prudent Capital Structure • 91% fixed rate, non-recourse debt • Weighted average mortgage maturity – 8.8 years • Average secured debt interest rate – 5.14% • $180 million perpetual preferred stock • $400 million unsecured credit facility 91% of our debt is fixed-rate, non-recourse debt, with a weighted average maturity of 8.8 years. Our weighted average mortgage debt interest rate is 5.14%, down from 5.25% one year ago, and 5.67% five years ago. Our $180 million of perpetual preferred stock has an average dividend rate of 6.56%, down from 6.88% a year ago, and 8.44% five years ago. Our expanded and extended bank credit facility at $400 million with a January 2023 maturity, has current undrawn capacity of $230 million, providing available capital to fund our development pipeline. 22

Retail Development Ashbrook Marketplace Loudoun County, Virginia • 88,000 total leasable square feet • Opening early 2020 • 50% pre-leased • Anchored by Lidl (29,000 SF) Site work commenced on our Ashbrook Marketplace shopping center in Loudoun County, Virginia. Lidl will anchor the development, and they began construction of their 29,000 square foot grocery store in April 2019. The center is 50% pre- leased and is scheduled to open in early 2020. 23

Mixed-Use Development 750 N. Glebe Road Arlington, Virginia • 491 luxury residential units • 60,000 SF street-level retail, which is 88% pre-leased • Opening Q1 2020 Rendering of proposed Glebe Road development We continue the development of 491 luxury residential units and 60,000 square feet of retail space at the corner of Glebe Road and Wilson Boulevard, near the Ballston Metro station in Arlington, Virginia. Leases have been executed for a 41,500 square foot Target store and 11,000 square feet of small shop retail tenants, resulting in 88% of the planned space being pre- leased. 24

Glebe Road Development The exterior façade is well underway and is scheduled to be substantially completed by August 2019. Interior residential unit drywall and finishing is progressing on floors two through six. Sitework has just commenced, and the development is scheduled for initial occupancy in early 2020. 25

Transit-Oriented Mixed-Use Development Pipeline 18 acres at three Metro sites for up to: 2,700 apartment units 230,000 SF retail 375,000 SF office Red arrow indicates current development location Yellow arrows indicate future development locations. Green arrows indicate operating property locations In addition to our Clarendon, Van Ness and Glebe Road mixed- use developments, we have assembled sites adjacent to three other Metro stations –White Flint, Twinbrook and Bethesda, with our 2018 acquisition of 7316 Wisconsin Ave. in Montgomery County, Maryland. These 3 sites contain approximately 18 acres, and have development potential of approximately 2,700 apartments, 230,000 square feet of retail, and 375,000 square feet of office space. 26

7316 Wisconsin Avenue Bethesda, Maryland • Development potential: • Up to 365 apartment units • 10,000 sf street level retail Our latest addition to the development pipeline came in 2018 when we purchased a 69,600 square foot office building at 7316 Wisconsin Avenue in Bethesda, Maryland. The approved Bethesda Sector Plan provides that this parcel is one of only a few with a 250 foot by-right allowable building height limitation, affording development potential for a high-rise apartment building with 365 residential units and 10,000 square feet of street level retail. This site is adjacent to the Bethesda Metro Red Line station and the future Purple Line station. It is within blocks of the recently commenced new headquarters of Marriott International, which is expected to ultimately total one million square feet of commercial space for about 3,500 employees. 27

Capital Summary $3,500 Total capitalization has grown from $500 million to $2.8 billion Leverage has decreased from 51% to 37% $3,000 $ 2.8 B Total return to shareholders = 10.1% compounded annually $2,500 compared to S&P 500 = 9.6% compounded annually $2,000 $1,500 56% In Millions In 7% $1,000 $ 0.5 B 37% $500 49.3% 50.7% $- We began in 1993 with a $500 million total capitalization, split evenly between debt and equity – 50% leveraged. As of March 31, 2019, our total capitalization is over $2.8 billion and, with $1 billion of debt, our leverage ratio is 37% debt to total capitalization. As of March 31, 2019, a long-term holder of our stock since our August 1993 IPO has received a 10.1% compounded annual total return, including both dividends and share price appreciation. This compares to a compounded annual return of the S&P 500 of 9.6%. 28

Annual Meeting of Stockholders We remain committed to, and confident in, the long-term growth prospects for our retail and mixed-use properties. Our balance sheet is strong, and we are prepared for new opportunities moving forward. I now welcome any questions you may have. Adjournment (after questions) 29

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are generally characterized by terms such as "believe," "expect" and "may." Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those given in the forward-looking statements as a result of changes in factors which include, among others, the following: • risks related to market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located • risks related to our tenants’ ability to pay rent and our reliance on significant tenants • risks related to our substantial relationships with entities affiliated with our senior management • risks of financing, such as increases in interest rates, restrictions imposed by our debt, our ability to meet existing financial covenants and our ability to consummate planned and additional financings on acceptable terms • risks related to our development activities • risks that our growth will be limited if we cannot obtain additional capital • risks that planned and additional acquisitions or redevelopments may not be consummated, or if they are consummated, that they will not perform as expected • risks generally incident to the ownership of real property • risks related to our status as a REIT for federal income tax purposes • risks related to impairment charges • risks related to unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity • such other risks as described in Part I, Item 1A of our Form 10-K for the year ended December 31, 2018 30